UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

August 15, 2018

Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33228 (Commission File Number)	20-0065053 (IRS Employer Identification No.)

12655 North Central Expressway, Suite 1000, Dallas, TX 75243

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item	5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Board Vacancy

Zion Oil & Gas, Inc. (“Zion” or “Company”) has appointed John T. Seery to its Board of Directors (“Board”) as an independent director, effective September 1, 2018.

Mr. Seery has over forty years’ experience in the project management and design of oil and gas facilities. Projects have included refining, gas processing, compressor stations, terminals, production and construction facilities. His scope has ranged from feasibility and conceptual design and studies, including cost estimating, detail design, procurement, startup and project and construction management.

Mr. Seery was employed by Mustang Engineering from 1998 until his current retirement as a Project Engineer for projects in Kansas, Texas, Scotland, Lithuania and Equatorial Guinea for clients such as ExxonMobil. He was employed by Basic Systems, Inc. as a Project Manager for projects in the Ukraine and Uzbekistan from 1993 to 1998. He was employed as a Project Manager by Armelline Engineering from 1990 to 1992 for projects in Oklahoma and California for clients such as Arco Oil & Gas and Mobil. He was employed by Nova Engineering from 1984 to 1990, Aztec Construction from 1981 to 1983, Edeco from 1973 to 1981 and Sun Oil Refinery from 1969 to 1973. Mr. Seery earned a B.S. in Mechanical Engineering at New Mexico State University and is a licensed Professional Engineer. He also completed management courses at Findlay College.

There are no arrangements or understandings between Mr. Seery and any other person pursuant to which he was appointed to the Board, and there are no relationships between Mr. Seery and the Company that would require disclosure under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

For his services on the Board, Mr. Seery will be compensated as an independent director. Mr. Seery will be a Class II director up for reelection at the 2019 annual stockholders meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Zion Oil and Gas, Inc.

Date: August 15, 2018	By:	/s/ Dustin L. Guinn
Dustin L. Guinn
Vice Chairman, President, Chief Operating Officer

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